Exhibit 10.3

              FIRST AMENDMENT TO EXECUTIVE CONSULTING AGREEMENT

      This AMENDMENT is made as of the 31st day of December, 2002, by and between NBTY, Inc. (the "Company") and RUDOLPH MANAGEMENT ASSOCIATES, INC., a Florida corporation ("RMA").

                                 WITNESSETH:

      WHEREAS, the Company and RMA entered into that certain Executive Consulting Agreement, dated as of January 1, 2002 (the "Agreement");

      WHEREAS, the term of the Agreement expires December 31, 2002 (the
"Term");

      WHEREAS, the Compensation Committee of the Company (the "Committee") met on December 31, 2002, with all members present to consider whether to continue to retain RMA as an Executive Consultant to the Company.

      WHEREAS, the Committee (with ARTHUR RUDOLPH recusing himself from the deliberation of, and decision on, this matter) decided to continue to retain RMA and ARTHUR RUDOLPH as an Executive Consultant; and

      WHEREAS, ARTHUR RUDOLPH desires to continue to make his services available to the Company through RMA.

      NOW, THEREFORE, in consideration of the mutual promises hereafter contained and for other good and valuable consideration, the parties agree as follows:

      1. Term. The Term of the Agreement shall be extended through December 31, 2003.

      2. Consulting Fee. From January 1, 2003 through December 31, 2003, the amount of the Consulting Fee shall be Thirty Seven Thousand Five Hundred Dollars ($37,500).

      3. Continuity. All terms and conditions of the Agreement not herein modified shall continue in full force and effect throughout the Extended Term and are incorporated herein by reference.

      4. Definitions. All defined terms not expressly defined herein shall have the meanings ascribed to them in the Agreement.


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.


RUDOLPH MANAGEMENT                     NBTY, INC.
ASSOCIATES, INC.


By:  /s/Arthur Rudolph                 By:  /s/ Harvey Kamil
     ------------------------------         -------------------------------
     Arthur Rudolph                         Harvey Kamil
     President                              President


Agreed and Consented:


/s/  Arthur Rudolph
-----------------------------------
ARTHUR RUDOLPH, individually


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